UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

February 3, 2003

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On February 3, 2003, US Airways Group, Inc. (the Company), filed a monthly operating report for the period December 1, 2002 through December 31, 2002 with the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division in connection with its voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in Case No. 02-83984 (see exhibit 99.1 below).

     Also on February 3, 2003, the Company and US Airways, Inc. issued a news release disclosing the results of operations for both companies for the three months and twelve months ended December 31, 2002, and selected operating and financial statistics for US Airways, Inc. for the same periods (see exhibit 99.2 below).

Bankruptcy law does not permit solicitation of acceptances of a reorganization plan until the Bankruptcy Court approves the applicable disclosure statement relating to the reorganization plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the plan. On January 17, 2003, the Bankruptcy Court approved the Company's Disclosure Statement with respect to its First Amended Plan of Reorganization (Amended Plan) and authorized a balloting and solicitation process that will commence on January 31, 2003, and conclude on March 10, 2003. A hearing on confirmation of the Amended Plan is scheduled to commence in the Bankruptcy Court on March 18, 2003. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan, which can only occur based on the official disclosure statement package that was mailed on January 31, 2003. The Company will emerge from Chapter 11 if and when the Amended Plan receives the requisite creditor approvals and is confirmed by the Bankruptcy Court.

Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; acts of war or terrorism; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. While no assurance can be given as to what values, if any, ultimately will be ascribed in the bankruptcy proceedings to each of these constituencies, it should be noted that the Company's Amended Plan which the Company is seeking to confirm in March, affords no distribution to the Company's equity security holders and cancels such equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.      Financial Statements and Exhibits

(c)   Exhibits

Designation                                                 Description
------------                                                  -----------

     99.1            Monthly Operating Report of US Airways Group, Inc. for the period December 1, 2002 through December 31, 2002.

     99.2            News release dated February 3, 2003 of US Airways Group, Inc. and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: February 4, 2003                                             By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: February 4, 2003                                             By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)